Exhibit 99.1

Targeting Pruritus with Novel Peripherally - Restricted Kappa Agonist Therapeutics JP Morgan Healthcare Conference January 2020

Forward Looking Statements 2 This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward - looking statements by the words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “objective,” “ongoing,” “plan,” “propose,” “potential,” “projected”, or “up - coming” and/or the negative of these terms , or other comparable terminology intended to identify statements about the future. Examples of these forward - looking statements in this presentation include, among other things, statements concerning plans, strategies and expectations for the future, inclu din g statements regarding the expected timing of our planned clinical trials and regulatory submissions; the potential results of ong oing and planned clinical trials; future regulatory and development milestones for the Company's product candidates; the size of t he potential markets that are potentially addressable for the Company’s product candidates, including the pruritus market and th e potential commercialization of Korsuva™. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels o f activity, performance or achievements to be materially different from the information expressed or implied by these forward - look ing statements. Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentati on, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectatio ns of the future, about which we cannot be certain. Factors that may cause actual results to differ materially from any future resu lts expressed or implied by any forward - looking statements include the risks described in the “Risk Factors” section of the Company’ s Annual Report on Form 10 - K for the year ended December 31, 2018, as well as those set forth from time to time in the Company’s other SEC filings, available at http://www.sec.gov. Any forward - looking statements speak only as of the date of this presentati on. The Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise except as required by law.

~40 to 50% Chronic Liver Disease (CLD) Patients with CLD, especially cholestatic liver disease experience significant pruritus . U.S. Patients Treated for Pruritus: 20 Million . SCRIPTS ANNUALLY # Atopic Dermatitis (AD) Pruritus is a defining symptom of AD # IQVIA Analysis, 2013 Pruritus: Large Opportunity Across Different Disease Areas 3 Chronic Kidney Disease (CKD) Pruritus occurs in both patients on hemodialysis and those with CKD not yet on dialysis . ~20% to 30% ~100%

# CR845 (KORSUVA™/Difelikefalin):
## An Anti-Pruritic Kappa Receptor Agonist


AcO
H3N
CO2
NH3
NH3
AcO

| | Human Receptor Binding (nM) | | |
|---|---|---|---|
| **Drug** | **Kappa** | **Mu** | **Delta** |
| CR845 | 0.16 | >10,000 | >10,000 |
| Morphine | 50 | 1 | 140 |
| Fentanyl | 85 | 1 | 153 |

**≥30,000-fold selectivity for κ-receptors versus μ- or δ- receptors**

- Novel, first-in-class "kappa" receptor agonist (IP: COM 2027)
- Peripherally restricted – hydrophilic, tetra-peptidic scaffold
- Designed to function **without traditional opioid side effects** ("mu" agonist effects)

4

CARA

# KORSUVA™ Directly Blocks Pruritus Sensory Neurons



Κ
Macrophages
Κ
Keratinocytes
Κ
Mast Cells
Tissue Injury
Κ
T cells
KORSUVA
TNFR
RTK
$ET_A$
5HTR
PAR2
H1
TRPV1
TRPA1
Mrgprs
TLR3/7
IL-31RA
OSMR
TGR5
Pruritus
Kappa
Receptor
Κ

5

Source: Adapted from Pflugers Arch . 2013 December ; 465(12): . doi:10.1007/s00424-013-1284-2

CARA

# Development Pipeline

| Program | Indication | STAGE OF DEVELOPMENT | | | | |
|---|---|---|---|---|---|---|
| | | Preclinical | Phase 1 | Phase 2 | Phase 3 | Commercial Rights (ex-Japan and S. Korea)^ |
| KORSUVA™ Injection | Pruritus CKD-HD** | | | | | US- Cara<br>EU/Other- VFMCRP# |
| Oral KORSUVA™ | Pruritus CKD (III-V) | | | | | Cara |
| Oral KORSUVA™ | Pruritus CLD | | | | | Cara |
| Oral KORSUVA™ | Pruritus Atopic Dermatitis | | | | | Cara |

The FDA has conditionally accepted KORSUVA™ as the trade name for CR845 / difelikefalin for pruritic indications. CR845 / difelikefalin is an investigational drug product, and its safety and efficacy have not been fully evaluated by any regulatory authority.

^ Commercialization rights to CR845 in defined indications - Japan: Maruishi Pharma; South Korea: CKD Pharma
** Breakthrough Designation for IV CR845 for Pruritus CKD-HD
# VFMCRP and Cara have rights to promote in Fresenius Medical Care dialysis clinics in the US under a profit share agreement

**CKD-HD**: Chronic Kidney Disease- Hemodialysis; **CLD**: Chronic Liver Disease

6

KORSUVA ™ Injection for Dialysis Patients 7 JU17

# CKD-associated Pruritus (CKD-aP) in Hemodialysis (HD) Patients

**Serious itching condition directly related to chronic kidney failure**

- Reported by ~60% to 70% of HD patients
- In contrast to dermatological pruritus, primary skin lesions are not observed

**Itching severity associated with worsening Quality of Life (QoL)** **[emotional and physical]**

- Sleep disturbance, depressed mood, anxiety, socialization
- Increased mortality risk



Mettang T, Kremer AE. *Kidney Int.* 2015

Pisoni RL et al. *Nephrol Dial Transplant* 2006; Rayner et al., Clin J Am Soc Nephrol 2017; Fishbane et al. *NDT* 2001;
Ramakrishnan et al. *International Journal of Nephrology and Renovascular Disease* 2014; Narita et al 2006;
Shirazian et al. Int J Nephrol Renovasc Dis. 2017; Mathur et al., Clin J Am Soc Nephrol 2010; Szepietowski et al., Neprol Dial Transplant 2004;

8

CARA

# US Market Opportunity for KORSUVA™ Injection in Dialysis Patients

**60%**
of ESRD patients have pruritus[2,3]

**>500K**
patients on dialysis



**~40%**
have moderate to severe pruritus

**Per NKF, >500K patients undergoing dialysis in the US[1]**

- ~60% have some form of pruritus[2,3]
- Itching severity associated with worsening Quality of Life (QoL) Sleep disturbance, depressed mood/anxiety, socialization
- Increased mortality risk

**KORSUVA™ granted Breakthrough Therapy Designation for CKD-aP**

- Significant unmet need
- No FDA approved therapies

**Per Nov. 2018 CMS rule:** within the ESRD Prospective Payment System all new dialysis drugs eligible for reimbursement at ASP for 2 yrs under TDAPA, effective Jan. 1, 2020[4]

1. National Kidney Foundation
2. Pisoni RL, Wikstrom B, Elder SJ, et al. Nephrol Dial Transplant. 2006;21:3495-3505.
3. Ramakrishnan et al. International Journal of Nephrology and Renovascular Disease. 2014:7 1–12
4. https://www.govinfo.gov/content/pkg/FR-2018-11-14/pdf/2018-24238.pdf

9

CARA

10 10 KORSUVA Injection in CKD - HD: Phase 3 Program KALM - 1 trial (US): Data Readout • Met Primary and all Secondary Endpoints KALM - 2 trial (Global): Fully Enrolled: Dec. 2019 • Includes centers in the US, Europe and Asia Pac regions • Topline Data: Q2, 2020 Open label safety studies: Ongoing • > 1500 total exposures • > 500 at 6 months • > 200 at 1 year

Endpoints: Week 12 Primary • Proportion of subjects achieving ≥3 point improvement from baseline in weekly mean of daily worst itching intensity NRS (WI - NRS) Secondary • Proportion of subjects achieving ≥4 point improvement in WI - NRS • Change from baseline in itch - related Quality of Life as measured by 5 - D Itch and Skindex - 10 questionnaires 11 KALM - 1 Phase 3 Pivotal Study Design 12 Weeks TREATMENT RUN - IN 7 Days END OF TREATMENT 1:1 RANDOMIZATION SCREEN Placebo after each hemodialysis session KORSUVA 0.5 mcg/kg after each hemodialysis session 52 Week Open - Label Extension Ongoing JU14

KALM - 1 Phase 3 Primary Endpoint: ≥3 point improvement WI - NRS 28% 51% 0% 20% 40% 60% Placebo (N = 189) KORSUVA (N = 189) 12 % of Subjects Estimated percentage & P - value based on a logistic regression model with terms for treatment group, baseline WI - NRS score, and s trata Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption Odd Ratio: 2.72 TOP - LINE RESULTS: KORSUVA subjects >2.5 times more likely to experience ≥3 point improvement P = 0.000019

Estimated percentage & P - value based on a logistic regression model with terms for treatment group, baseline WI - NRS score, and s trata Missing data imputed using multiple imputation MI) under missing at random (MAR) assumption Odd Ratio: 2.9 Secondary Endpoint: ≥4 point improvement WI - NRS TOP - LINE RESULTS: KORSUVA subjects ~3 times more likely to experience ≥4 point improvement 13 18% 39% 0% 10% 20% 30% 40% Placebo (N = 189) KORSUVA (N = 189) % of Subjects P = 0.000032

* P < 0.05, ** P < 0.001 -4 -3 -2 -1 0 ** ** ** ** ** ** ** ** ** * * ** Change in Worst Itching Intensity NRS Over Time LS Means from MMRM with terms for treatment group, week, week by treatment interaction, baseline score and strata Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption 14 Significant differences observed in WI - NRS starting at week 1 and sustained through treatment period LS Means over time Weeks in Double - blind Treatment Period Change from Baseline Baseline 1 2 3 4 5 6 7 8 9 10 11 12 Placebo (N=189) KORSUVA (N=189)

Placebo KORSUVA 0 2 4 6 Change form Baseline 5 - D Placebo KORSUVA 0 5 10 15 20 Change form Baseline Skindex - 10 Secondary Endpoints: 5D - Itch and Skindex - 10 LS Mean, standard error & P - value based on ANCOVA with terms for treatment group, baseline score, and strata Missing values imputed using multiple imputation (MI) under MAR assumption 15 TOP - LINE RESULTS: Significant improvements in itch - related QoL measures 35% improvement over placebo 43% improvement over placebo P = 0.0009 P = 0.0004

KALM - 1 Most Commonly Reported TEAEs Treatment - emergent Adverse Events at ≥5% frequency Placebo N = 188; n (%) KORSUVA N = 189; n (%) Diarrhea 7 (3.7) 18 (9.5) Dizziness 2 (1.1) 13 (6.9) Vomiting 6 (3.2) 10 (5.3) Nasopharyngitis 10 (5.3) 6 (3.2) 16

Vifor Fresenius Medical Care Renal Pharma (VFMCRP) 17 Ex - US License Agreement: KORSUVA INJECTION ( difelikefalin ) for the prevention, inhibition or treatment of itch associated with pruritus in hemodialysis/ peritoneal dialysis patients Financials • $70M upfront ($50M cash + $20M in Cara equity at premium) • Up to $470 million Regulatory and commercial milestones • Tiered double - digit royalty based on net sales in licensed territory Licensed Territory • Worldwide, excluding US, Japan & South Korea VFMCRP & Cara co - promotion and profit share arrangement in US Fresenius Medical Care clinics • Cara has sole promotion and profit retention in all non - Fresenius US dialysis clinics

Oral KORSUVA ™ Development Programs 18

Development Programs for Oral KORSUVA ™ 19 Phase 2 Trial Complete CKD - aP (Stage III - V) Phase 2 Trial Atopic Dermatitis Phase 2 Trial Chronic Liver Disease Pruritus ~30% experience pruritus ~87% to 100% experience pruritus ~25 to 30% experience pruritus

Oral KORSUVA ™ for CKD - associated Pruritus 20

Per NKF, CKD is a significant under - recognized US public health issue • ~30 million people affected 21 No FDA approved therapies – large unmet medical need • Commonly used medications: anti - histamines, corticosteroids, gabapentin, anti - depressants etc. Oral KORSUVA™, if approved for pre - dialysis patients, would not fall under ESRD bundle payment system ~7.3 million diagnosed with CKD (IQVIA est) 33% receive pruritus tx US Market Opportunity in CKD - aP : Non - Dialysis

Oral KORSUVA ™ for CKD - aP: Phase 2 Trial Design 22 12 Weeks TREATMENT (Once Daily) RUN - IN 7 Days END OF TREATMENT RANDOMIZE (N = 240; 1:1:1:1) SCREEN Placebo Difelikefalin : 0.25 mg Baseline Mean WI - NRS > 5 Mean Change WI - NRS at Week 12 Difelikefalin : 0.5 mg Difelikefalin : 1.0 mg Endpoints: Week 12 Primary • Change from baseline in weekly mean of daily Worst Itching Intensity NRS (WI - NRS) score Secondary & Additional • Change from baseline in itch - related QoL x Skindex - 10 x 5 - D Itch • Proportion of subjects achieving >3 points improvement from baseline in weekly mean of daily WI - NRS score • WI - NRS complete responder; patient global impression of change

Primary Endpoint: Change from Baseline to Week 12 for WI - NRS 23 LS Mean from MMRM with terms for treatment group, week, week by treatment interaction as fixed effects; baseline score and st rat a as covariates; patient as a repeated measures Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption Significant difference in WI - NRS in patients treated with 1 mg oral KORSUVA ™ compared to placebo -5 -4 -3 -2 -1 0 Change from Baseline p=0.018 Placebo 0.25 mg 0.50 mg 1.00 mg Difelikefalin

* P < 0.05, ** P < 0.01 -5 -4 -3 -2 -1 0 Placebo (N = 67) DFK 1.00 mg (N = 67) ** * ** ** * * * * ** * LS Means over time Weeks in Double - blind Treatment Period Change from Baseline Change in Worst Itching Intensity NRS Over Time LS Mean from MMRM with terms for treatment group, week, week by treatment interaction as fixed effects; baseline score and st rat a as covariates; patient as a repeated measures Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption 24 Significant differences between 1mg oral KORSUVA and placebo observed in WI - NRS starting at week 2

4.50 17.1 22.1 25.3 30.4 32.8 40.7 47.5 48.5 50.4 53.5 57.9 5.9 29 51.8 50.9 50.2 57.4 60.5 57.9 61.8 66.9 72 72.1 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 1 2 3 4 5 6 7 8 9 10 11 12 Weeks in Double - blind Treatment Period Placebo (n = 67) KORSUVA (n = 67) ** ** * * ** * 72% of KORSUVA 1.0 mg subjects experienced ≥ 3 point improvement from baseline at week 12 Estimated percentage & P - value based on a logistic regression model with terms for treatment group, baseline WI - NRS score, and r enal disease status Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption * P < .05, ** P < .01 % of Subjects Secondary Endpoint: ≥ 3 point improvement in WI - NRS at week 12

Additional Pre - specified Endpoints 26 Estimated percentage and P - values are based on a logistic regression model with terms for treatment group, baseline WI - NRS score, and renal disease status Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption Placebo 0.25 mg 0.5 mg 1.0 mg 0 10 20 30 40 50 % o f S u b j e c t s Difelikefalin p=0.006 p=0.037p=0.027 Placebo 0.25 mg 0.5 mg 1.0 mg 0 20 40 60 80 100 % o f S u b j e c t s Difelikefalin p=0.001 p=0.007 NRS Complete Responder* Patient Global Impression of Change # *80% of NRS scores at Week 12 equal to 0 or 1 . # ‘Much Improved’ or ‘Very Much Improved’ Week 12 .

Oral KORSUVA ™ for CKD - aP : Summary & Next Steps 27 • Oral KORSUVA met the primary endpoint: 1mg dose identified for advancement to Phase 3 • Oral KORSUVA was generally well - tolerated: safety profile similar to Phase 3 KORSUVA Injection studies • Projected End - of - Phase 2 FDA meeting/Phase 3 start: 2H,‘20

Oral KORSUVA ™ : Additional Pruritus Development Programs 28 Atopic Dermatitis Chronic Liver Disease

Atopic Dermatitis Associated Pruritus: Phase 2 Trial Ongoing 29 Study 320 adult patients with AD (80/arm) and moderate to severe pruritus Primary Endpoint : • Change from baseline in the weekly mean of the daily 24 - hour WI - NRS score at Week 12 Secondary Endpoints: • Responder analysis (Week 12): Change from baseline in I - NRS score of > 4 points • Change in itch related QoL: Skindex - 10, 5 - D Itch scales & Sleep Quality Assessment at week 12 • 12 Weeks TREATMENT RUN - IN 7 Days END OF TREATMENT RANDOMIZE (N=240) SCREEN Placebo: BID KORSUVA : 0.25 mg BID Baseline: Mean NRS > 5 Mean Change WI - NRS at Week 12 KORSUVA : 0.5 mg BID KORSUVA : 1 mg BID END OF EXTENSION 4 weeks EXTENSION Interim Statistical Assessment Q2, 2020

Pruritus Associated with Primary Biliary Cholangitis (PBC): Phase 2 30 Study A 16 - week, double blind, randomized, PBO - controlled study in PBC patients with moderate to severe pruritus Primary Endpoint : • Change from baseline in the weekly mean of the daily 24 - hour WI - NRS score at week 16 Secondary Endpoints: • Change in itch related QoL: Skindex - 10 & 5 - D Itch scales at week 16 • Responder analysis (Week 16): Change from baseline in weekly main of daily worst NRS score of > 3 points 16 Weeks TREATMENT RUN - IN 7 Days END OF TREATMENT 1:1 RANDOMIZATION SCREEN Placebo BID (N=60) Oral KORSUVA 1 mg BID (N=60)

31 Projected Clinical Milestones – 2020 Pruritus / KORSUVA™ Injection Pruritus / Oral KORSUVA™ 2Q,2020 Top - line data: KALM - 2 Ph 3 trial (CKD - aP in dialysis pts) Interim statistical analysis Phase 2 Atopic Dermatitis 2H,2020 NDA submission Top - line data Ph2 trials: Atopic Dermatitis Chronic Liver Disease 2H,2020 Phase 3 initiation CKD - aP (Stage III - V CKD)

Financial Highlights 32 Cash/marketable securities (SEPTEMBER 30, 2019) $249.1M Net loss (SEPTEMBER 30, 2019) ($32.8M) Shares outstanding (POST - JULY’19 OFFERING) ~46.4M

Appendix 33 JU17

Total Randomized (N=378) 34 KALM - 1: Patient Disposition *1 subject was randomized to Placebo but did not receive study drug Completed 170 (90%) Discontinued 18 (10%) Adverse event 9 Subject withdrew consent 6 Subject non - compliance 1 Eligibility 2 Other 0 Completed 162 (86%) Discontinued 27 (14%) Adverse event 14 Subject withdrew consent 8 Subject non - compliance 1 Eligibility 1 Other 3 Placebo (N=188*) KORSUVA (N=189) JU9

NRS: Numeric Rating Scale (0 to 10) where 0 = no itch and 10 = worst itching imaginable 5 - D Itch score ranges from 0 to 25 (lower scores indicate better QoL and reduced itch symptoms) Skindex - 10 scale ranges from 0 to 60 (lower scores indicate better QoL) KALM - 1: Key Baseline Disease Characteristics Baseline Characteristic Mean (SD) or % Placebo N = 188 KORSUVA N = 189 Years Undergoing Hemodialysis 4.7 (4.22) 4.4 (3.98) Years of Pruritus 3.5 (3.37) 3.2 (3.24) Use of Anti - Itch Medication 41.5% 38.1 % Baseline Worst Itching Intensity NRS 7.3 (1.61) 7.1 (1.44) Baseline 5 - D Itch Total Score 17.9 (3.47) 16.9 (3.47) Baseline Skindex - 10 Total Score 38.3 (15.40) 36.2 (14.36) 35 JU10

Study met primary and all secondary endpoints Endpoints at Week 12 KORSUVA 0.5 mcg/kg vs placebo P Value Primary Proportion subjects with ≥3 point improvement in weekly mean of daily WI - NRS 0.000019 Secondary 1) Proportion subjects ≥4 point improvement in weekly mean of daily WI - NRS 2) Change from baseline in 5 - D Itch score 3) Change from baseline in total Skindex - 10 score 0.000032 0.0009 0.0004 36 KALM - 1 Phase 3 Pivotal Top - line Results Summary JU13

Total Dosed (N=269) 37 Oral KORSUVA ™ for CKD - aP : Patient Disposition Completed 57 (85%) Discontinued 10 (15%) Adverse event 4 Subject withdrew consent 3 Subject non - compliance 0 Eligibility 0 Lost to follow - up 0 Other 3 Completed 60 (87%) Discontinued 9 (13%) Adverse event 3 Subject withdrew consent 2 Subject non - compliance 2 Eligibility 0 Lost to follow - up 2 Other 0 Placebo (N=67) Difelikefalin 0.25 mg (N=69) Difelikefalin 0.5 mg (N=66) Difelikefalin 1.0 mg (N=67) Completed 57 (86%) Discontinued 9 (14%) Adverse event 6 Subject withdrew consent 2 Subject non - compliance 0 Eligibility 0 Lost to follow - up 0 Other 1 Completed 54 (81%) Discontinued 13 (19%) Adverse event 8 Subject withdrew consent 3 Subject non - compliance 0 Eligibility 0 Lost to follow - up 0 Other 2 JU22

Oral KORSUVA ™ for CKD - aP : Baseline Disease Characteristics Baseline Characteristics Placebo Difelikefalin N (%) N = 67 0.25 mg N = 69 0.5 mg N = 66 1.0 mg N = 67 Stage 3 CKD Non - Dialysis (30 ≤ eGFR <60mL/min/1.73m 2 ) 40 (60) 41 (59) 38 (58) 40 (60) Stage 4 or 5 CKD Non - Dialysis (eGFR <30 mL/min/1.73m 2 ) 15 (22) 16 (23) 16 (24) 15 (22) Stage 4 or 5 CKD on Hemodialysis (eGFR <30 mL/min/1.73m 2 ) 12 (18) 12 (17) 12 (18) 12 (18) History of Diabetes 51 (76) 46 (67) 45 (68) 48 (72) History of Hypertension 66 (99) 63 (91) 61 (92) 61 (91) 38 JU23

Oral KORSUVA ™ for CKD - aP : Baseline Itch Characteristics Baseline Itch Characteristics Placebo Difelikefalin Mean (SD) N = 67 0.25 mg N = 69 0.5 mg N = 66 1.0 mg N = 67 Baseline Worst Itching Intensity NRS 6.98 (1.10) 7.24 (1.17) 7.04 (1.20) 7.04 (1.27) Baseline Skindex - 10 Total Score 34.9 (14.3) 36.5 (13.3) 33.1(14.3) 35.7(13.9) Baseline 5 - D Itch Total Score 16.8 (3.1) 16.2 (3.6) 16.2 (3.1) 16.4 (2.7) 39 NRS: Numeric Rating Scale (0 to 10) where 0 = no itch and 10 = worst itching imaginable 5 - D Itch score ranges from 5 to 25 (lower scores indicate better QoL and reduced itch symptoms) Skindex - 10 scale ranges from 0 to 60 (lower scores indicate better QoL)

Oral KORSUVA ™ for CKD - aP : Most Commonly Reported TEAEs Placebo Difelikefalin N (%) N = 67 0.25 mg N = 69 0.5 mg N = 66 1.0 mg N = 67 Dizziness 0 0 2 (3.0) 5 (7.5) Fall 0 0 3 (4.5) 4 (6.0) Constipation 2 (3.0) 2 (2.9) 2 (3.0) 4 (6.0) Diarrhea 1 (1.5) 2 (2.9) 3 (4.5) 4 (6.0) Fatigue 1 (1.5) 4 (5.8) 1 (1.5) 3 (4.5) Urinary tract infection 0 4 (5.8) 2 (3.0) 3 (4.5) Hypertension 1 (1.5) 4 (5.8) 0 1 (1.5) Gastrooesophageal reflux disease 0 0 4 (6.1) 0 40 Most common TEAE = incidence ≥ 5% in at least one treatment group and strictly greater than placebo